Exhibit 10.19

                                PLEDGE AGREEMENT
                                ----------------

      THIS PLEDGE AGREEMENT ("Agreement") dated as of November ____, 2001, is given by James B. Long, an individual ("Pledgor"), in favor of CORNELL CAPITAL PARTNERS , LP, a Delaware limited partnership ("Cornell"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in a Non Negotiable Promissory Note of even date herewith given by Safe Transportation Systems, Inc., a Florida corporation (the "Company"), to Cornell (as amended, restated, supplemented or otherwise modified from time to time, the "Promissory Note").

                                    WHEREAS:
                                    --------

      A. The Company and Cornell wish to provide for the funding contemplated under the Promissory Note in the amount of Forty Six Thousand (U.S.) Dollars ($46,000).

      B. To induce Cornell to enter into the Promissory Note, the Pledgor has agreed to provide to Cornell a full and unconditional guaranty of even date herewith (the "Guaranty") of the payment and performance obligations of the Company under the Promissory Note.

      C. To induce Cornell to enter into the Promissory Note, the Pledgor has also agreed to secure the Pledgor's obligations under the Guaranty by a pledge to Cornell and grant a first-priority security interest to Cornell of one million five hundred fifty thousand (1,550,000) shares of Common Stock of the Company (the Common Stock") which are issued and outstanding and owned by the Pledgor. The pledged stock is more fully described on EXHIBIT A attached hereto.

      D. The Guarantors acknowledge that without the Guaranty and this Agreement, Cornell would not be willing to enter into the Promissory Note.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. RECITALS. The above recitals are true and correct and same are incorporated into this Agreement by this reference.

      2. PLEDGE OF STOCK; GRANT OF SECURITY INTEREST. For value received and pursuant to the Guaranty, the Pledgor hereby grants a first-priority security interest in and to, and herewith delivers to Cornell stock certificates representing, one million five hundred fifty thousand (1,550,000) shares of Common Stock (said shares of Common Stock, together with any other shares and securities from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such shares, being called the "PLEDGED STOCK"), to secure the payment and performance of all obligations of the Pledgor to Cornell under the Guaranty (the aforesaid obligations and liabilities of the Pledgor being herein called the "SECURED OBLIGATIONS", and all of the documents, agreements and instruments between the Pledgor and Cornell evidencing or

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otherwise  pertaining  to, the Secured  Obligations  being  herein  collectively called the "OPERATIVE DOCUMENTS"). The Pledgor unconditionally agrees that if the Company fails for any reason or for no reason to repay Cornell all amounts owed under the Promissory Note within the period of time provided in the Promissory Note, that Cornell shall have the right to take and/or sell a number of shares of the Pledged Stock equal to all amounts owed to Cornell under the Promissory Note or the Guaranty, including, without limitation, any fees and expenses.

      3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to, and agrees with, Cornell as follows:

      (a) The Pledged Stock is represented by the stock certificate or certificates described on EXHIBIT A attached hereto under the Pledgor's name, and that such stock certificate or certificates, accompanied by an instrument of assignment or transfer duly executed in blank by the Pledgor as the owner named in such stock certificate or certificates, have been delivered to Cornell by the Pledgor. The Pledged Stock was validly issued, fully paid and non-assessable. The Pledged Stock is not subject to any voting agreement, voting trust or similar agreement or arrangement. The Pledged Stock is free and clear of any and all restrictions, liens and encumbrances other than those in favor of Cornell. The Pledgor further covenants and agrees to keep the Pledged Stock free and clear of any and all restrictions liens and encumbrances other than those in favor of Cornell.

      (b) The Pledgor has full power, right and authority to enter into and perform his obligations under this Agreement, and this Agreement has been duly executed and delivered by the Pledgor and constitutes the valid and binding obligations of the Pledgor and is enforceable against the Pledgor in accordance with its terms. No permits, approvals or consents of or notifications to (1) any governmental entities or (2) any other persons or entities are necessary in connection with the execution, delivery and performance by the Pledgor of this Agreement and the consummation by the Pledgor of the actions contemplated hereby. Neither the execution and delivery of this Agreement by the Pledgor nor the performance by any of them of the actions contemplated hereby will:

            (i) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "RULES") of any court or other tribunal or any governmental entity or agency binding on the Pledgor or his properties, or conflict with or cause an event of default under any contract or agreement of the Pledgor; or

            (ii) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

      4. TITLE; STOCK RIGHTS, DIVIDENDS, ETC. The Pledgor will warrant and defend Cornell's title to the Pledged Stock, and the lien herein created, against all claims of all persons, and will maintain and preserve such security interest. It is understood and agreed that the collateral hereunder includes any stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which the Pledgor may become entitled by reason of the

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ownership of the Pledged Stock during the existence of this  Agreement,  and any such property received by the Pledgor shall be held in trust and forthwith delivered to Cornell to be held hereunder in accordance with the terms of this Agreement.

      5. EVENTS OF DEFAULT; REMEDIES. Upon the occurrence of any event of default under the Guaranty, Cornell shall have all of the rights and remedies provided by law and/or by this Agreement, including but not limited to all of the rights and remedies of a secured party under the New Jersey Uniform Commercial Code, and the Pledgor hereby authorizes Cornell to sell all or any part of the Pledged Stock at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by Cornell) and then to the payment of the other Secured Obligations as set forth below. Any requirement of reasonable notice shall be met if Cornell sends such notice to the Pledgor within one (1) Trading Day of the date of sale, disposition or other event giving rise to the required notice. The Pledgor expressly authorizes such sale or sales of the Pledged Stock in advance of and to the exclusion of any sale or sales of or other realization upon owed to Cornell. Cornell shall be under no obligation to reserve rights against prior parties.

      6. ADDITIONAL REMEDIES. Upon the occurrence of an event of default under the Guaranty, Cornell shall have also the right pursuant to the Assignment Separate from Certificate attached hereto as EXHIBIT B to transfer into its name, or into the name of its nominee or nominees, any or all of the Pledged Stock and may otherwise act with respect thereto as though Cornell is the outright owner thereof, and the Pledgor hereby irrevocably constitutes and appoints Cornell as its proxy and attorney-in-fact, with full power of substitution, to do so.

      7. TERMINATION. This Agreement shall terminate upon the performance and satisfaction of the Secured Obligations, and upon such termination Cornell shall assign, transfer and deliver without recourse and without warranty the Pledged Stock to the Pledgor (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement. Notwithstanding anything to the contrary herein, so long as the Secured Obligations is zero or would be made zero simultaneously with the termination hereof, the Pledgor shall have the right to terminate this Agreement at any time by providing written notice of such termination to Cornell and upon such termination, Cornell shall assign, transfer and deliver without recourse or without warranties any remaining Pledged Stock to the Pledgor or any property received in respect thereof and has not been sold or otherwise applied under this agreement to satisfy the Secured Obligations.

      8. SEVERABILITY. If any provision of this Agreement is, for any reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

      9. AMENDMENT AND WAIVER. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party

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hereto of a breach of any  provision of this  Agreement  shall not operate or be construed as a waiver of any other breach.

      10. SUCCESSORS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the parties and their successors and assigns.

      11. ASSIGNMENT. This Agreement shall not be directly or indirectly assignable or delegable by the Pledgor.

      12. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

      13. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

      14. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Pledgor:                           Mr. James B. Long
                                         c/o Safe Transportation Systems, Inc.
                                         909 Lakeway Drive, Suite 208
                                         Bellingham, Washington 98226
                                         Attention:  Ian Pallett
                                         Telephone:  (360) 527-1112
                                         Facsimile:   (360) 527-1113

With Copy to:                            Kirkpatrick & Lockhart LLP
                                         Miami Center - 20th Floor
                                         201 South Biscayne Blvd.
                                         Miami, Fl  33131-2399
                                         Attention:  Clayton E. Parker, Esq.
                                         Telephone:  (305) 539-3306
                                         Facsimile:    (305) 358-7095

If to Cornell:                           Cornell Capital Partners, LP
                                         10 Exchange Place, Suite 1404
                                         Jersey City, New Jersey 07302
                                         Attention:  Mark A. Angelo
                                         Telephone:  (201) 324-1619
                                         Facsimile:   (201) 324 1447

With Copy to:                            Butler Gonzalez LLP
                                         1000 Stuyvesant Avenue - Suite 6
                                         Union, NJ  07083
                                         Attention:  David Gonzalez, Esq.
                                         Telephone:  (908) 810-8588
                                         Facsimile:   (908) 810-0973

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      15. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. Cornell's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to Cornell under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Cornell contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Cornell's right to pursue actual damages for any failure by a Pledgor to comply with the terms of this Agreement. Every right and remedy of Cornell under any Operative Document, the Guaranty or under applicable law may be exercised from time to time and as often as may be deemed expedient by Cornell. Pledgor acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Cornell and that the remedy at law for any such breach may be inadequate. Pledgor therefore agrees that, in the event of any such breach or threatened breach, Cornell shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, or specific performance without the necessity of showing economic loss and without any bond or other security being required.

      16. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Hudson County and the United States District Court for the District of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by

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mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      17. COSTS AND EXPENSES. Without limiting any obligation of the Pledgor hereunder, the Pledgor agrees to pay all reasonable fees and costs incurred by Cornell in enforcing its rights hereunder, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.

      18.   NO  INCONSISTENT  AGREEMENTS.   None  of  the  parties  hereto  will
hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Agreement.

      19. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successor and assigns, any rights or remedies under or by reason of this Agreement.

      20. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR CORNELL TO LOAN TO THE COMPANY THE MONIES UNDER THE PROMISSORY NOTE AND TO ACCEPT THIS GUARANTY, THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

      21.   ENTIRE  AGREEMENT.   This  Agreement  (including  the  recitals  and
exhibits hereto), and the Guaranty of even date among the parties hereto, set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

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      IN WITNESS  WHEREOF,  the parties have caused this Pledge  Agreement to be duly executed as of the day and year first above written.


                                         By: _________________________________
                                         Name:  James B. Long

                                         CORNELL CAPITAL PARTNERS, LP

                                         By: Yorkville Advisors LLC
                                         Its: General Partner

                                         By: ________________________________
                                         Name:  Mark A. Angelo
                                         Title:  Portfolio Manager

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                                    EXHIBIT A
                                    ---------

                          DESCRIPTION OF PLEDGED SHARES


                            SHARES PLEDGED BY PLEDGOR
                       NUMBER OF SHARES   CERTIFICATE NUMBER
                       ----------------   ------------------

                            500,000            1725
                            500,000            1726
                            320,000            1727
                            230,000            1728

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                                    EXHIBIT B
                                    ---------



                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


      FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers onto CORNELL CAPITAL PARTNERS, LP, _______________________________ (_____________) shares of Common Stock of SAFE TRANSPORTATION SYSTEMS, INC., a Florida corporation standing in its name on the books of said corporation, represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ________________________________ attorney to transfer the said stock on the books of the within named company with full power of substitution in the premises.


DATED: ______________,  2001


                                   [FULL NAME]


                                    ____________________________________________